Financial Investors Trust ALPS/WMC VALUE INTERSECTION FUND Class A: AMWYX | Class C: AMWCX | Class I: AMWIX
Summary Prospectus | August 31, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.valueintersectionfund.com/documents.php. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated August 31, 2010, along with the Fund’s most recent annual report dated April 30, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 28 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 49 of the Fund’s statement of additional information.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%(1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(1)	1.00%(2)	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Expenses*	0.50%	0.50%	0.54%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.71%	2.46%	1.50%
Fee Waiver and Expense Reimbursement(3)	(0.30)%	(0.30)%	(0.34)%
Net Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.41%	2.16%	1.16%
(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.
(3)

ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.15% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2011. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fees and expenses were deferred. The Adviser may not discontinue this waiver without approval by the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$686	$1,031	$1,400	$2,432
Class C Shares	$319	$738	$1,283	$2,770
Class I Shares	$118	$441	$786	$1,759
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$686	$1,031	$1,400	$2,432
Class C Shares	$219	$738	$1,283	$2,770
Class I Shares	$118	$441	$786	$1,759

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ALPS/WMC VALUE INTERSECTION FUND

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the four month fiscal period ended April 30, 2010, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”) believes are undervalued by the marketplace. The Sub-Adviser may invest in companies with any market capitalization, but will emphasize primarily large capitalization companies.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk – The value of equity securities in the Fund will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
•

Sector Risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to invest in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The Fund commenced operations on August 29, 2009. The performance shown for Class A shares and Class I shares for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund’s Class A shares and Class I shares (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund’s Class A shares and Class I shares into the Fund’s Class A shares and Class I shares), without the effect of any fee and expense limitations or waivers. If Class A shares and Class I shares of the Fund had been available during periods prior to August 29, 2009, the performance shown may have been different. Class C shares of the Fund commenced operations on June 30, 2010. The performance shown for Class C shares reflects the performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares, without the effect of any fee and expense limitations or waivers. If Class C shares of the Fund had been available during periods prior to June 30, 2010, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

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ALPS/WMC VALUE INTERSECTION FUND

Annual Total Return (years ended 12/31)

Class A Shares

Best quarter –	June 30, 2003	17.52%
Worst quarter –	December 31, 2008	-21.09%

The Fund’s Class A Share year-to-date return as of June 30, 2010 was -7.65%.

After-tax returns are calculated using distributions for the Activa Mutual Funds Trust – Activa Fund – Class A shares for periods prior to August 29, 2009. If Class A shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns (for the period ended December 31, 2009)

	1 Year	5 years	10 years
ALPS/WMC Value Intersection Fund Class A Shares
Return Before Taxes	12.86%	-1.10%	2.00%
Return After Taxes on Distributions	12.66%	-1.60%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	8.54%	-0.92%	1.62%
ALPS/WMC Value Intersection Fund Class C Shares
Return Before Taxes	17.51%	-0.71%	1.81%
ALPS/WMC Value Intersection Fund Class I Shares
Return Before Taxes	19.59%	0.14%	2.69%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Wellington Management Company, LLP is the investment sub-adviser to the Fund.

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ALPS/WMC VALUE INTERSECTION FUND

PORTFOLIO MANAGER

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has managed the Fund since May 2009.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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